Exhibit 10.1

FIRST AMENDMENT

THIS FIRST AMENDMENT dated as of March 18, 2005 (this “Amendment”) is to the Term Loan Agreement (the “Loan Agreement”) dated as of February 11, 2005 among BRIGGS & STRATTON CORPORATION, a Wisconsin corporation (the “Company”), various financial institutions and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”). Capitalized terms used but not defined herein have the respective meanings set forth in the Loan Agreement.

WHEREAS, the Company, the Banks and the Administrative Agent have entered into the Loan Agreement; and

WHEREAS, the parties hereto desire to amend the Loan Agreement to (a) add the parties listed on the signatures hereof under the heading “New Banks” (collectively the “New Banks”) as “Banks” thereunder; and (b) make certain other changes as set forth herein;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

SECTION 1 AMENDMENT. Effective on (and subject to the occurrence of) the Amendment Effective Date (as defined below), the Loan Agreement shall be amended as set forth below.

1.1 Cover Page. The cover page of the Loan Agreement is amended by inserting the following under the line reading “THE FINANCIAL INSTITUTIONS PARTY HERETO,”:

“U.S. BANK NATIONAL ASSOCIATION,

as Documentation Agent,”

1.2 Section 8.11.3. Section 8.11.3 is amended in its entirety to read as follows:

“Minimum Net Worth. The Company shall not at any time permit Consolidated Net Worth to be less than the sum of (i) $575,000,000 plus (ii) 50% of Consolidated Net Income earned in each full fiscal quarter ending after May 28, 2004 (with no deduction for a net loss in any such fiscal quarter) plus (iii) the proceeds of any Equity Issuance after May 28, 2004 (net of the direct costs of such issuance, such as sales and underwriter’s commissions and legal, accounting and investment banking fees).”

1.3 Section 10.13. Section 10.13 is amended in its entirety to read as follows:

“Other Agents. None of the Banks identified on the cover page or the signature pages of this Agreement or otherwise herein, or in any amendment hereof or other document related hereto, as being the “Documentation Agent” or the “Syndication Agent” (collectively, the “Other Agents”) shall have any right, power, obligation, liability, responsibility or duty under this Agreement in such capacity other than those applicable to all Banks. Without limiting the foregoing, none of the Banks or other Persons so identified shall have or be deemed to have any fiduciary relationship with any Bank. Each Bank acknowledges that it has not relied, and will not rely, on any Other Agent in deciding to enter into this Agreement or in taking or not taking action hereunder.”

1.4 Schedule 2.1. Schedule 2.1 is replaced by Schedule 2.1 attached hereto.

1.5 Schedule 11.2. Schedule 11.2 is replaced by Schedule 11.2 attached hereto.

SECTION 2 REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to the Administrative Agent and the Banks on the Amendment Effective Date that (a) the representations and warranties made in Section 6 of the Loan Agreement are true and correct on and as of the Amendment Effective Date with the same effect as if made on and as of the Amendment Effective Date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they were true and correct as of such earlier date); (b) no Event of Default or Default exists or will result from the execution and delivery of this Amendment; (c) no event or circumstance has occurred since the Closing Date that has resulted, or would reasonably be expected to result, in a Material Adverse Effect; (d) the execution and delivery by the Company of this Amendment, the execution and delivery by the Company of the New Notes (as defined below), the performance by the Company of its obligations under the Loan Agreement as amended hereby (as so amended, the “Amended Agreement”) and under the New Notes (i) are within the corporate powers of the Company, (ii) have been duly authorized by all necessary corporate action on the part of the Company, (iii) have received all necessary governmental approval and (iv) do not and will not (x) contravene the terms of the Organization Documents of the Company, (y) conflict with or result in any breach or contravention of, or the creation of any Lien under, any document evidencing any material Contractual Obligation to which the Company or any of its Subsidiaries is a party or any order, injunction, writ or decree of any Governmental Authority to which the Company or any of its Subsidiaries or its property is subject or (z) violate any Requirement of Law applicable to the Company or any of its Subsidiaries; and (e) each of the Amended Agreement and each New Note is the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability.

SECTION 3 EFFECTIVENESS. The amendments set forth in Section 1 above shall become effective on the date (the “ Amendment Effective Date”) when the Administrative Agent shall have received (a) a counterpart of this Amendment executed by each of the parties hereto (or, in the case of any party from which the Administrative Agent has not received a counterpart hereof, facsimile confirmation of the execution of a counterpart hereof by such party) and (b) each of the following documents, each in form and substance satisfactory to the Administrative Agent:

3.1 Notes. New Notes, substantially in the form of Exhibit A to the Loan Agreement, payable to the order of each Bank requesting the same pursuant to Section 3.2 of the Amended Agreement (collectively, the “New Notes”).

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3.2 Confirmation. A Confirmation substantially in the form of Attachment 1 hereto, signed by each Guarantor.

3.3 Other Documents. Such other documents as the Administrative Agent or any Bank (including any New Bank) may reasonably request in connection with the Company’s authorization, execution and delivery of this Amendment.

SECTION 4 ADDITION OF BANKS. On the Amendment Effective Date, (a) each New Bank (i) shall deliver to the Administrative Agent immediately available funds in the amount of its Percentage (after giving effect hereto) of all outstanding Loans on such date, (ii) it shall become a “Bank” under and for all purposes of the Amended Agreement and (iii) it shall be bound by the Amended Agreement, and shall be entitled to the benefits of the Amended Agreement and each other Loan Document, as if it were an original party to the Loan Agreement; and (b) the amount of each Bank’s Loan and each Bank’s Percentage shall be as set forth on Schedule 2.1 hereto.

SECTION 5 MISCELLANEOUS.

5.1 Continuing Effectiveness, etc. As herein amended, the Loan Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. After the Amendment Effective Date, all references in the Loan Agreement, each other Loan Document and any related document to the “Loan Agreement” or similar terms shall refer to the Amended Agreement.

5.2 Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Amendment.

5.3 Expenses. The Company agrees to pay the reasonable costs and expenses of the Administrative Agent (including Attorney Costs) in connection with the preparation, execution and delivery of this Amendment.

5.4 Governing Law. This Amendment shall be a contract made under and governed by the internal laws of the State of Illinois.

5.5 Successors and Assigns. This Amendment shall be binding upon the Company, the Banks and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of the Company, the Banks and the Administrative Agent and the successors and assigns of the Banks and the Administrative Agent.

5.6 Existing Banks. Each of Bank of America, N.A., in its individual capacity, and LaSalle Bank National Association (each, an “Existing Bank”) represents and warrants to each New Bank (and not to any other Person) that (a) immediately prior to the effectiveness hereof, it is the legal and beneficial owner of 75% and 25%, respectively, of the outstanding Loans under the Loan Agreement, free and clear of any Lien; (b) immediately after giving effect to the effectiveness hereof (assuming that each New Bank performs its obligations hereunder), the amount of its Loan and its Percentage shall be as set forth on Schedule 2.1; and (c) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment

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and to consummate the transactions contemplated hereby (including the reallocation of the Loans as contemplated herein). Each New Bank represents and warrants to each Existing Bank that (i) it has received a copy of the Loan Agreement, together with copies of such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (ii) it has made such analysis and decision independently and without reliance on the Administrative Agent, any Existing Bank or any other New Bank; and (iii) it will perform in accordance with their terms all of its obligations under the Loan Agreement. Each New Bank acknowledges and agrees that all interest accrued prior to the Amendment Effective Date is for the account of the Existing Banks.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

BRIGGS & STRATTON CORPORATION

By:	/s/ Carita R Twinem
Name:	Carita R. Twinem
Title:	Treasurer

First Amendment to Term Loan Agreement

BANK OF AMERICA, N.A., as Administrative Agent and a Bank

By:	/s/ Jeffrey A. Armitage
Name:	Jeffrey A. Armitage
Title:	Senior Vice President

First Amendment to Term Loan Agreement

LASALLE BANK NATIONAL ASSOCIATION, as Syndication Agent and a Bank

By:	/s/ Jon Huitink
Name:	Jon Huitink
Title:	Vice President

First Amendment to Term Loan Agreement

“NEW BANKS”:

M&I MARSHALL & ILSLEY BANK

By:	/s/ Ronald J. Carey
Name:	Ronald J. Carey
Title:	Vice President

By:	/s/ Thomas F. Bickelhaupt
Name:	Thomas F. Bickelhaupt
Title:	Vice President

First Amendment to Term Loan Agreement

U.S. BANK NATIONAL ASSOCIATION, as Documentation Agent and a Bank

By:	/s/ Sandra J. Hartay
Name:	Sandra J. Hartay
Title:	Vice President

First Amendment to Term Loan Agreement

ASSOCIATED BANK NA

By:	/s/ Daniel Holzhauer
Name:	Daniel Holzhauer
Title:	Assistant Vice President

First Amendment to Term Loan Agreement

THE BANK OF NEW YORK

By:	/s/ Mark Wrigley
Name:	Mark Wrigley
Title:	Vice President

First Amendment to Term Loan Agreement

NATIONAL CITY BANK OF THE MIDWEST

By:	/s/ Jon R. Hinard
Name:	Jon R. Hinard
Title:	Senior Vice President

First Amendment to Term Loan Agreement

JPMORGAN CHASE BANK, N.A.

By:	/s/ Mike Kelly
Name:	Mike Kelly
Title:	Vice President

First Amendment to Term Loan Agreement

BNP PARIBAS

By:	/s/ Timothy King
Name:	Timothy King
Title:	Managing Director

By:	/s/ Gaye Plunkett
Name:	Gaye Plunkett
Title:	Vice President

First Amendment to Term Loan Agreement

HARRIS TRUST AND SAVINGS BANK

By:	/s/ George M. Dluhy
Name:	George M. Dluhy
Title:	Vice President

First Amendment to Term Loan Agreement

FIFTH THIRD BANK

By:	/s/ Megan S. Heisel
Name:	Megan S. Heisel
Title:	Vice President

First Amendment to Term Loan Agreement

SCHEDULE 2.1

LOANS / PERCENTAGES

Bank	Loan	Percentage
Bank of America, N.A.	$14,062,500	11.25%
LaSalle Bank National Association	$15,625,000	12.50%
US Bank, N.A.	$14,062,500	11.25%
M&I Marshall & Ilsley Bank	$3,125,000	2.50%
JPMorgan Chase Bank, N.A.	$15,625,000	12.50%
BNP Paribas	$17,187,500	13.75%
Associated Bank N.A.	$9,375,000	7.50%
The Bank of New York	$9,062,500	7.25%
National City Bank of the Midwest	$1,875,000	1.50%
Harris Trust and Savings Bank	$15,625,000	12.50%
Fifth Third Bank	$9,375,000	7.50%

TOTAL	$125,000,000	100%

SCHEDULE 11.2

LENDING OFFICES; ADDRESSES FOR NOTICES

BRIGGS & STRATTON CORPORATION

12301 W. Wirth Street

Wauwatosa, Wisconsin 53222

Attn: Carita R. Twinem

Telephone: (414) 256-5141

Facsimile: (414) 256-1128

BANK OF AMERICA, N.A., as Administrative Agent and as a Bank

Operations Contact:

Attention: Sally M. Escosa

Telephone: (925) 675-8421

Facsimile: (888) 969-2637

Agency Management Services:

1455 Market Street, 5th Floor

Mail Code CA5-701-05-19

San Francisco, CA 94103

Attention: Robert J. Rittelmeyer

Telephone: (415) 436-2616

Facsimile: (415) 503-5099

Credit Contact:

231 South LaSalle Street

Chicago, IL 60697

Attention: Jeff Armitage

Telephone: (312) 828-3898

Facsimile: (312) 974-8811

ASSOCIATED BANK NA

Operations Contact:

2870 Holmgren Way

Green Bay, WI 54304

Attention: Kathy Carter

Telephone: (920) 405-2847

Facsimile: (920) 405-2798

Credit Contact:

401 E. Kilbourn Avenue

Milwaukee, WI 53202

Attention: Daniel Holzhauer

Telephone: (414) 283-2361

Facsimile: (414) 283-2300

JPMORGAN CHASE BANK, N.A.

Operations Contact:

131 S. Dearborn Street

Chicago, IL 60603

Attention: Leah A. Banks

Telephone: (312) 732-8918

Facsimile: (312) 732-2245

Credit Contact:

111 E. Wisconsin Avenue

Milwaukee, Wisconsin 53202

Attention: Jack West

Telephone: (414) 765-2613

Facsimile: (414) 765-2625

BNP PARIBAS

Operations Contact:

919 Third Avenue

3rd Floor

New York, New York 10022

Attention: Gabriel Candamo

Telephone: (212) 471-6626

Facsimile: (212) 471-6695

Credit Contact:

209 S. LaSalle Street

Suite 500

Chicago, IL 60604

Attention: Curt Price

Telephone: (312) 977-2232

Facsimile: (312) 977-1380

LASALLE BANK NATIONAL ASSOCIATION

Operations Contact:

411 E. Wisconsin Avenue

#1250

Milwaukee, WI 53202

Attention: Beth Potrykos

Telephone: (414) 319-3314

Facsimile: (414) 224-0071

Credit Contact:

411 E. Wisconsin Avenue

Suite 1250

Milwaukee, WI 53202

Attention: Jon Huitink

Telephone: (414) 319-3317

Facsimile: (414) 224-0071

M&I MARSHALL & ILSLEY BANK

Operations Contact:

401 N. Executive Drive

Brookfield, WI 53005

Attention: Nenita Yumanz

Telephone: (262) 938-8675

Facsimile: (262) 938-8684

Credit Contact:

770 North Water Street

Milwaukee, Wisconsin 53202

Attention: Thomas Bickelhaupt

Telephone: (414) 765-7944

Facsimile: (414) 765-7625

NATIONAL CITY BANK OF THE MIDWEST

Operations Contact:

One NCC Parkway

Oshtemo, MI 49077

Attention: Marilyn Moore

Telephone: (269) 973-1427

Facsimile: (269) 973-2405

Credit Contact:

One North Franklin

Suite 3600

Chicago, IL 60606

Attention: Jon R. Hinard

Telephone: (312) 384-4624

Facsimile: (312) 240-0301

THE BANK OF NEW YORK

Operations Contact:

One Wall Street, 19th Floor

New York, New York 10286

Attention: Edgar Greaves

Telephone: (212) 635-6687

Facsimile: (212) 635-7923

Credit Contact:

1 Wall Street, 19th Floor

New York, NY 10286

Attention: Mark Wrigley

Telephone: (212) 635-6867

Facsimile: (212) 635-1208

U.S. BANK NATIONAL ASSOCIATION

Operations Contact:

400 City Center

Oshkosh, WI 54901

Attention: Connie Sweeney

Telephone: (920) 237-7604

Facsimile: (920) 237-7993

Credit Contact:

777 East Wisconsin Avenue

Milwaukee, Wisconsin 53202

Attention: Sandra J. Hartay

Telephone: (414) 765-6004

Facsimile: (414) 765-5367

HARRIS TRUST AND SAVINGS BANK

Operations Contact:

111 W. Monroe

Chicago, IL 60603

Attention: Ellen Dancer

Telephone: (312) 461-2587

Facsimile: (312) 461-8344

Credit Contact:

111 W. Monroe

Chicago, IL 60603

Attention: George Dluhy

Telephone: (312) 461-7788

Facsimile: (312) 461-2591

FIFTH THIRD BANK

Operations Contact:

38 Fountain Square Plaza

Cincinnati, OH 45202

Attention: Teresa Weyer

Telephone: (513) 534-6293

Facsimile: (513) 534-5947

Credit Contact:

38 Fountain Square Plaza

Cincinnati, OH 45202

Attention: Ann-drea Burns

Telephone: (616) 550-4700

Facsimile: (513) 534-5947

ATTACHMENT 1

CONFIRMATION

Dated as of March 18, 2005

To:	Bank of America, N.A., as Administrative Agent, and
the Banks under the Loan Agreement referred to below

Please refer to (a) the Loan Agreement dated as of February 11, 2005 (the “Loan Agreement”) among Briggs & Stratton Corporation (the “Company”), various financial institutions, and Bank of America, N.A., as Administrative Agent; (b) the First Amendment dated as of March 18, 2005 (the “Amendment”), amending the Loan Agreement to, among other things, add additional “Banks” as parties thereto; and (c) the Guaranty dated as of February 11, 2005 (the “Guaranty”) issued by the undersigned. Capitalized terms used but not defined herein have the respective meanings set forth in the Amendment.

Each of the undersigned hereby confirms to the Administrative Agent and the Banks (including the New Banks) that (a) after giving effect to the Amendment and the transactions contemplated thereby, the Guaranty continues in full force and effect and is the legal, valid and binding obligation of such undersigned, enforceable against such undersigned in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability; and (b) all references in the Guaranty to the “Loan Agreement” shall be deemed to be references to the Loan Agreement as amended by the Amendment.

BRIGGS & STRATTON POWER PRODUCTS GROUP, LLC

By:	/s/ Carita R. Twinem
Name:	Carita R. Twinem
Title:	Treasurer

SIMPLICITY MANUFACTURING, INC.

By:	/s/ Carita R. Twinem
Name:	Carita R. Twinem
Title:	Treasurer

First Amendment to Term Loan Agreement